THE MAINSTAY GROUP OF FUNDS

(the “Funds”)

Supplement dated February 27, 2015

to the following Prospectuses and Statement of Additional Information, each dated February 27, 2015

MainStay Asset Allocation Funds Prospectus
MainStay Equity Funds Prospectus
MainStay Income and Mixed Asset Funds Prospectus

MainStay Target Date Funds Prospectus

MainStay Funds Trust and The MainStay Funds Statement of Additional Information

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the applicable Prospectus and Statement of Additional Information.

For the period from February 27, 2015 through March 31, 2015, the following is effective:

1.	The sales charge applicable to Class A and Investor Class share purchases of MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund is:

Purchase Amount	Sales charges as a percentage of [1]		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 or more [2]	None	None	None
1.	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2.	No sales charge applies on investments of $500,000 or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See “Sales Charge Reductions and Waivers on Investor Class and Class A Shares” below.

2.	The maximum purchase for Class C shares of MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund is $500,000.

3.	With respect to Class A or Investor Class share investments of $1,000,000 or more in certain Funds, other than the MainStay Money Market Fund, the dealer may receive a commission of up to 1.00% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.50% of any portion from $3,000,000 to $4,999,999 and up to 0.40% on any portion of $5,000,000 or more. With respect to Class A or Investor Class share investments of $1,000,000 or more in the MainStay Indexed Bond Fund, MainStay S&P 500 Index Fund and MainStay Short Term Bond Fund, the dealer may receive a commission of up to 0.50% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.25% of any portion from $3,000,000 to $4,999,999 and up to 0.20% on any portion of $5,000,000 or more.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.